MARCO TARGETED RETURN FUND

Supplement to the Prospectus

Dated April 2, 2007

The Fund’s total annual operating expenses, based on actual expenses as of the end of the last fiscal year, are lower than those shown in the current prospectus. As a result, the following information replaces in its entirety the fee table and expense information in the current prospectus.

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee[1]	1.00%
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	1.00%
Distribution (12b-1) Fees	NONE
Other Expenses	1.92%
Fees and Expenses of Acquired Funds[2]	0.14%
Total Annual Fund Operating Expenses (Before Waiver)	3.06%
Fee Waiver [3]	1.42%
Net Expenses[4]	1.64%

1 The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase the Fund’s costs, the Fund charges a 1.00% redemption fee on shares redeemed within 30 calendar days after they are purchased. The Fund may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan. A wire transfer fee (currently $15) is charged to defray custodial charges for redemptions paid by wire transfer, which fee is subject to change.

2 Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. The fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus. Without the Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 2.92%.

3 The advisor contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that Net Expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any indirect expenses (such as fees and expenses of acquired funds), and extraordinary expenses, do not exceed 1.50% of the Fund’s average daily net assets for the fiscal year ending November 30, 2007. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

4 Net Expenses are calculated as 1.64% of the Fund’s average daily net assets based on the Advisor’s agreement to cap operating expenses at 1.50%, plus Acquired Fund Fees and Expenses of 0.14%.

Example:

Based on the costs above, this example helps you compare the expenses of the Fund’s shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$167	$812	$1,482	$3,274

This Supplement, and the Fund’s Prospectus dated April 2, 2007 provide information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information of the Fund dated April 2, 2007, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference. These documents are available upon request and without charge by calling the Fund at (800) 440-9341.

This Supplement is dated July 24, 2007.